AMENDMENT TO C. R. BARD, INC.

AGREEMENT AND PLANS TRUST

This Amendment dated as of September 13, 2000, to the Trust Agreement amended and restated as of February 8, 1989, and further amended and restated as of January 18, 2000, by and between C. R. Bard, Inc., a New Jersey Corporation (the "Company"), Chase Manhattan Bank (the "Trustee") and The Andesa Companies, Inc., a Pennsylvania corporation (the "Consulting Firm") (the "Trust Agreement").

WITNESSETH:

WHEREAS, the Company, the Trustee and the Consulting Firm entered into the Trust Agreement, which they now desire to amend,

NOW, THEREFORE, the parties agree as follows:

  Exhibit A to the Trust Agreement is hereby amended by adding thereto, at the end thereof, the following:

  "Change of Control Agreements set forth on Schedule 1, attached hereto, as may be revised from time to time in accordance with authority granted by the Board of Directors on September 13, 2000."

  Attached hereto is a replacement Exhibit A, with Schedule 1 thereto, reflecting the foregoing.

  Except as amended by section 1 hereinabove, the Trust Agreement remains in full force and effect, without modification.

  The Trust Agreement as amended by this Amendment is hereby restated in its entirety and the replacement Exhibit A attached to this Amendment, including Schedule 1 thereto, is incorporated in and attached to the Trust Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment and initialed the new Exhibit A, including Schedule 1 thereto, as of the date first above written.

C. R. BARD, INC.

By: Charles P. Slacik /s/

Charles P. Slacik

Chief Financial Officer

CHASE MANHATTAN BANK

By: Charlotte Beetz /s/

Name: Charlotte Beetz Title: Assistant Vice President

THE ANDESA COMPANIES, INC.

By: Malcolm N. Briggs /s/

Name: Malcom N. Briggs

Title: Chairman

The Andessa Companies, Inc.

Exhibit A

C. R. Bard, Inc.

Contracts, Agreements and Plans

Retirement Plan for Outside

Directors of C. R. Bard, Inc.

Deferred Compensation Contract

Deferral of Directors' Fees

Supplemental Insurance/Retirement

Plan - Officers

Deferred Compensation Contract

Deferral of Discretionary Bonus

Deferred Compensation Contract

Deferral of Salary

Long Term Performance Incentive Plan

Excess Benefit Plan

Supplemental Executive Retirement Plan

The Supplemental Retirement Agreement

with William H. Longfield

Stock Equivalent Plan for

Outside Directors of C. R. Bard, Inc.

Change of Control Agreements set forth on Schedule 1,

attached hereto, as may be revised from time to time in

accordance with authority granted by the Board of Directors

on September 13, 2000

Schedule 1

To Exhibit A

Dated Sept. 13, 2000

Change of Contol Agreements

William H. Longfield

Guy J. Jordan

Timothy M. Ring

John H. Weiland

Charles P. Slacik

Nadia C. Adler

Susan Alpert, Ph.D., M.D.

(effective October 10, 2000)

Joseph A. Cherry

E. Robert Ernest

Hope Greenfield

Charles P. Grom

Richard D. Manthei

James L. Natale

Earle L. Parker

Todd C. Schermerhorn